UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, #50477, Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Effective October 27, 2202, The Crypto Company (the “Company”) entered into an agreement with each of Bitmine Immersion Technologies, Inc. (“BIT”) and Innovative Digital Investors, LLC (“IDI”) that served to terminate or modify certain prior agreements entered into by the parties in February 2022.

Pursuant to an agreement with BIT, BIT repurchased from the Company all of the Bitcoin miners purchased by the Company from BIT in February 2022, and also purchased certain of the Bitcoin miners purchased by the Company from IDI in February 2022. As part of these transactions, the parties agreed that any remaining amounts due under the promissory note delivered by the Company to BIT in February 2022 in the original principal amount of $168,750 was cancelled and extinguished. BIT delivered cash consideration of $212,750 to the Company to pay the remainder of the consideration owed to the Company to repurchase the miners it delivered to the Company in February 2022 and to purchase certain miners IDI sold to the Company in February 2022.

In addition, pursuant to an agreement with IDI, IDI repurchased from the Company certain Bitcoin miners purchased by the Company from IDI in February 2022. The Company and IDI agreed that any remaining amounts due under the promissory note delivered by the Company to IDI in February 2022 in the original principal amount of $348,000 was cancelled and extinguished. IDI also agreed to sell and deliver 20 new Bitcoin miners to the Company. As part of the agreements and accommodations by the Company, IDI and BIT the parties terminated the hosting agreement between the Company, BIT and IDI entered into in February 2022.

As a result of these transactions the Company no longer owns any of the Bitcoin miners it acquired in February 2022 and each of the promissory notes delivered by the Company in February 2022 to BIT and IDI are satisfied and extinguished in full. However, as a result of the October 2022 transactions and accommodations, the Company now owns 20 new Bitcoin miners.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRYPTO COMPANY
Date: November 2, 2022
	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Chief Operating Officer and Secretary

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